Exhibit 10.1

AGREEMENT

This AGREEMENT made as of April 9th, 2008 by and among Tianshi Investment Group., Ltd., a company formed under the laws of The British Virgin Islands (“Investment”), Tianshi International Holdings Group Limited, a company formed under the laws of The British Virgin Islands (“Holdings”), Tianjin Tianshi Biological Development Co., Ltd., a Sino-Foreign joint venture formed under the laws of the People’s Republic of China (“Biological”), and Tianjin Tianshi Biological Engineering Co., Ltd, a Chinese-funded enterprise formed under the laws of the People’s Republic of China (“Engineering”).

WITNESSETH:

WHEREAS, Holdings owns 80% of Biological and 100% of Tianjin Tianshi Life Resources Co., Ltd., a wholly foreign-owned enterprise formed under the laws of the People’s Republic of China (“Life Resources”); and

WHEREAS, Holdings is owed dividends from Biological and Biological is owed monies from Engineering for products Biological has sold to Engineering.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties, intending to be legally bound, agree as follows:

1.	Investment shall pay Nine Hundred Thousand Dollars ($900,000) to Holdings, and Holdings shall use such monies to increase its capital contribution in Life Resources.

2.	Biological agrees to cancel Nine Hundred Thousand Dollars ($900,000) of accounts receivable owed to it by Engineering.

3.	Holdings aggress to waive payment of a dividend owed to it by Biological in the amount of Nine Hundred Thousand Dollars ($900,000).

4.	Engineering agrees to pay back Nine Hundred Thousand Dollars ($900,000) to Investment.

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

TIANSHI INTERNATIONAL INVESTMENT GROUP CO., LTD

By:	/s/ Jinyuan Li
Name: Jinyuan Li
Title: President

TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED.

By:	/s/ Jinyuan Li
Name: Jinyuan Li
Title: President

TIANJIN TIANSHI BIOLOGICAL DEVELOPMENT CO., LTD.

By:	/s/ Yiqun Wu
Name: Yiqun Wu
Title: Statutory Representative

TIANJIN TIANSHI BIOLOGICAL ENGINEERING CO., LTD

By:	/s/ Yiqun Wu
Name: Yiqun Wu
Title: Statutory Representative